UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 16, 2019

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

U.S. Bancorp (the “Company”) held its 2019 annual meeting of shareholders on Tuesday, April 16, 2019. Shareholders considered three proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 5, 2019 (the “Proxy Statement”). The final voting results are reported below.

Proposal I: Election of seventeen directors to serve for a one-year term until the 2020 annual meeting of shareholders.

The Company’s shareholders elected each of the seventeen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Warner L. Baxter	1,202,378,952	8,820,805	3,198,035	206,002,422

Dorothy J. Bridges	1,205,881,419	5,600,183	2,916,190	206,002,422

Elizabeth L. Buse	1,206,202,065	5,258,714	2,937,013	206,002,422

Marc N. Casper	1,205,625,839	5,491,057	3,280,896	206,002,422

Andrew Cecere	1,149,868,350	60,527,854	4,001,588	206,002,422

Arthur D. Collins, Jr.	1,119,693,091	86,010,276	8,694,425	206,002,422

Kimberly J. Harris	1,205,745,781	5,678,163	2,973,848	206,002,422

Roland A. Hernandez	1,098,825,325	112,358,124	3,214,343	206,002,422

Doreen Woo Ho	1,204,846,935	6,693,754	2,857,103	206,002,422

Olivia F. Kirtley	1,173,557,585	35,101,609	5,738,598	206,002,422

Karen S. Lynch	1,206,074,952	5,352,118	2,970,722	206,002,422

Richard P. McKenney	1,206,481,929	4,742,787	3,173,076	206,002,422

Yusuf I. Mehdi	1,202,763,395	8,444,896	3,189,501	206,002,422

David B. O’Maley	1,158,909,791	49,136,065	6,351,936	206,002,422

O’dell M. Owens, M.D., MPH	1,165,489,268	42,797,665	6,110,859	206,002,422

Craig D. Schnuck	1,182,380,608	28,865,951	3,151,233	206,002,422

Scott W. Wine	886,417,590	323,017,134	4,963,068	206,002,422

Proposal II: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2019 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,395,132,985	22,093,638	3,173,591	—

Proposal III: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,154,811,636	52,529,667	7,056,489	206,002,422

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy
Executive Vice President and General Counsel

Date: April 17, 2019

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